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               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549

                         ---------------

                            FORM 8-K

                         CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities
                      Exchange Act of 1934



                         ---------------


        Date of Report (Date of earliest event reported):
                        October 16, 1997



                     STEEL TECHNOLOGIES INC.
     (Exact name of registrant as specified in its charter)



          Kentucky                     0-14061              61-0712014
(State or other jurisdiction      (Commission File         (IRS Employer
     of incorporation)                 Number)          Identification No.)



15415 Shelbyville Road, Louisville, Kentucky                     40245
 (Address of principal executive offices)                      (Zip Code)


                         (502) 245-2110
      (Registrant's telephone number, including area code)



                         Not Applicable
  (Former name or former address, if changed since last report)


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Item 5.   Other Events
          ------------

     On October 16, 1997, Steel Technologies Inc. elected Joseph
P. Bellino as its Chief Financial Officer and Treasurer. Effective as of October 12, 1997, Kenneth R. Bates resigned his positions of Vice President-Finance, Chief Financial Officer, Treasurer and Secretary. A copy of the press release announcing these matters is attached as Exhibit 99.


Item 7.   Financial Statements, Pro Forma Financial Information
          and Exhibits
          -----------------------------------------------------

(c)  Exhibits
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     The following exhibit is filed as a part of this report:

Exhibit
Number              Description of Exhibit
-------             ----------------------

  99      --   Press Release dated October 16, 1997, announcing
               new Chief Financial Officer

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                           Signatures
                           ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 27, 1997


                         STEEL TECHNOLOGIES INC.



                         By: /s/ Joseph P. Bellino
                            -------------------------------------

                         Title:  Chief Financial Officer
                               ----------------------------------

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                        INDEX TO EXHIBITS


Exhibit
Number                   Description of Exhibits
-------                  -----------------------

 99       --   Press Release dated October 16, 1997, announcing
               new Chief Financial Officer